Assets and liabilities held for sale	12 Months Ended
Dec. 31, 2018
Noncurrent Assets Or Disposal Groups Classified As Held For Sale Or As Held For Distribution To Owners [Abstract]
Assets and liabilities held for sale

19 Assets and liabilities held for sale

At 31 December 2018, assets and liabilities held for sale include Rio Tinto’s interest in the Rössing Uranium mine (US$106 million) and the ISAL Smelter, the Aluchemie anode plant and the Alufluor aluminium fluoride plant (US$334 million).

At 31 December 2017, assets and liabilities held for sale included Rio Tinto's interest in the Dunkerque aluminium smelter (US$355 million) and certain other separate assets.

The major classes of assets and liabilities of those entities classified as held for sale at 31 December 2018 are:

	2018	2017
	US$m	US$m
Assets
Intangible assets	4	6
Property, plant and equipment	238	190
Investments in equity accounted units	5	-
Inventories	186	88
Deferred tax assets	66	49
Trade and other receivables	58	139
Other financial assets (including loans to equity accounted units)	60	22
Cash and cash equivalents	117	-
Assets of disposal groups held for sale	734	494

Liabilities
Trade and other payables	(134)	(60)
Provisions including post-retirement benefits	(160)	(64)
Liabilities of disposal groups held for sale	(294)	(124)
Net assets associated with disposal groups	440	370

On completion of the sale of Rössing Uranium, it is expected that a loss of approximately US$300 million will be recognised, including the loss that will be recycled from the currency translation reserve on sale of the business. The loss is subject to currency movements up until completion of the sale, which is expected to be in the first half of 2019.